CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Next 1 Interactive, Inc., on Form 10-Q for the period ending November 30, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Adam Friedman, Principal Accounting Officer of Next 1 Interactive, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the period ending November 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ending November 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of Next 1 Interactive, Inc.

Date: January 13, 2011	/s/ Adam Friedman
Adam Friedman
Principal Accounting Officer